Talcott Resolution Life Insurance Company
CRC Generations
CRC Select
CRC Select II
CRC Select III
CRC® Compound Rate Contract
Current Rate Compounding Annuity [Harvestor]

Supplement dates July 9, 2025 to the Statement of Additional Information dated May 1, 2025

The second paragraph under “Talcott Resolution Life Insurance Company” in the section entitled “General Information and History” is deleted and replaced with the following:

Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation, and an indirect subsidiary of Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.

This supplement should be retained for future reference

HV-8163